UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2018

Commission File Number	Exact name of registrant as specified in its charter; address of principal executive offices; registrant’s telephone number, including area code	State or Other Jurisdiction of Incorporation	I.R.S. Employer Identification No.
0-55968	WGL Holdings, Inc. 1000 Maine Ave., SW Washington, D.C. 20024 (703) 750-2000	Virginia	52-2210912
0-49807	Washington Gas Light Company 1000 Maine Ave., SW Washington, D.C. 20024 (703) 750-4440	District of Columbia and Virginia	53-0162882
Former name or former address, if changed since last report: n/a

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WGL Holdings, Inc.:

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Washington Gas Light Company:

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 9, 2018, the Audit Committees of each of the Boards of Directors of WGL Holdings, Inc. and Washington Gas Light Company (the “Companies”) determined not to reengage Deloitte & Touche LLP (“D&T”), thereby dismissing D&T as the Companies’ independent registered public accounting firm following the completion of its audits of the Companies’ financial statements for the fiscal year ended September 30, 2018.

During the fiscal years ended September 30, 2017 and 2016, D&T’s reports on the Companies’ financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended September 30, 2017 and 2016 and the subsequent interim period, (i) there were no disagreements between either of the Companies and D&T on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in its reports on the Companies’ financial statements; and (ii) there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

On October 10, 2018, the Companies provided D&T with a copy of the disclosures they are making regarding D&T in this Current Report on Form 8-K in response to Item 304(a) of Regulation S-K and requested that D&T furnish them with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the disclosures. A copy of the letter, dated October 12, 2018, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

On October 12, 2018, each of the Companies engaged Ernst & Young LLP (“EY”) as its independent registered public accounting firm. The engagement of EY was approved by the Audit Committees of the Boards of Directors of each of the Companies.

During the years ended September 30, 2017 and 2016 and the subsequent interim period, neither of the Companies consulted with EY regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on either of the Companies’ financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
16.1	Letter from Deloitte & Touche LLP, dated October 12, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.
and
Washington Gas Light Company
(Registrants)

October 15, 2018	By:	/s/ William R. Ford
William R. Ford
Vice President and Chief Accounting Officer